合作协议书
PARTNERSHIP AGREEMENT

甲方
Party of the First Part

公司名称：深圳前海卓智长天科技有限公司
Company Name: Shenzhen Qianhai Exce-card Technology Co.,Ltd

公司地址：深圳市福田区益田路 4068 号卓越时代广场 3901-3902
Company Address: Units 3901-3902, Excellence Times Square Building, Yitian Road, Futian District, Shenzhen

以下简称"甲方"
Hereinafter referred to as "Party A"

中国建设银行深圳市中心区支行
2014-09-15
付汇金额：€18000.00
余 额：€162000.00

乙方
Party of the Second Part

公司名称：法国 UINT 公司
Company Name：UINT France

公司地址：Parc des algorithms-batiment Aristote，route de l'orme des merisiers 91190, Saint Aubin 法国
1Company Address: Parc des algorithms-batiment Aristote，route de l'orme des merisiers 91190, Saint Aubin, France

以下简称"乙方"
Hereinafter referred to as "Party B"

本着互惠互利、平等合作的原则，甲乙双方签订以下合作协议：
Now the two parties have reached the agreement as follows:

第一条 合同范围
甲方同意支付乙方 180,000 欧元，主要分为以下两块：
The party A commits to pay a first order of one hundred eighty thousands euros (180,000 €) to party B, which is divided in two:

1 甲方同意支付乙方120,000欧元作为乙方在甲方公司进行有新一代声卡的研发以及技术支持，其中新一代声卡定义在附件1
The party A commits to pay a first order of 120,000 € to party B for the development, assistance and support of a new audiocard product version defined in Annexe1.

其中这笔费用包含：
In consideration of the rendering of the services by Party A to Party B，Party B shall compensate Party A as set forth below:

1 新的声音信号的开发 (20,000 €)
R&D on the new signature of new audiocard product. (20,000 €)

a) 根据附件1所定义的新的声音签名信号的研发
New audio signature defined in Annexe1

b) 新的声音签名信号的数据加密
The encryption of new signature data

c) 新的声音签名信号的IOS/Android应用开发
The development of application IOS/Android of the new audiocard product

2 新版声卡的Inlay中层测试以及合作卡厂的层压辅助测试 (30,000 €)
The test of new Inlay version and the assistance with lamination test to the card manufacturer partner (30,000 €)

a) 新版声卡的双界面和凸字兼容性研发设计
The Evaluation of new circuit for the dual-interface and embossed printing.

b) 合作卡厂的辅助层压测试（两家合作卡厂，每家提供60张Inlay测试大板，其中30张大板每张包含5片电路板，另外30张每张包含12片电路板）
The lamination assistance for the 2 card manufacturing partners (The material includes 60 sheets of Inlay for each manufacturers, the first 30 sheets each contains 5 circuits, and the other 30 sheets each contains 12 circuits)

c) PCB板和贴片机模具费用
Tooling for PCB manufacturing and circuits assembling

3 新一代声卡设计研发 (50,000 €)
The conception of new version audio card (50,000 €)

a) 新一代包含银行安全芯片的电路板设计，声音的微处理器需要和银行安全芯片接进交流
The conception of a new circuit with a new microprocessor personalized through ISO 7816 interface

b) 微处理器的 NEW MICROPROCESSOR 采购
Procurement of the new microprocessor wafer able to support 5 volts

c) PCB 板的开模和制造
Tooling for PCB manufacturing

d) Inlay 中层制造和贴片模具制造
Tooling for circuit assembling

e) 100 张样卡制造测试
The fabrication of 100 card prototypes

f) PCB 板的开模和制造
Tooling for PCB manufacturing and circuits assembling

g) Inlay 中层制造和贴片模具制造
Tooling for circuit assembling

h) 100 张样卡制造测试
The fabrication of 100 card prototypes

4 新一代声卡资质认证 (20,000 €)
The manufacturers assistance to certification tests of the new audiocard product version (20,000 €)

a) 分别与两家合作卡厂合作制造 500 张样卡以供资质测试使用
The Fabrication of 500 circuits for both card manufacturers selected in order to do the certification.

b) 新的声卡的个性化制造的指导和帮助
The assistance to the new audiocard product personalization for both card's manufacturers.

c) 针对新一代声卡的国家银联标准建立的指导和帮助
The assistance for the establishment of the new audio card version standard.

II 甲方同意借贷乙方60,000欧元作为乙方公司的运营资金。
The Party A commits to loan 60,000 € to Party B for the operation expenses

在甲方收购了乙方之后，乙方同意偿还甲方所支付的 120,000 欧元研发费用和 60,000 欧元借款；从合作协议签订之日起 18 个月内甲方未能收购乙方的情况下，在声卡批量生产情况下，甲方向乙方订购了 100 万张声卡后，乙方须归还甲方 60,000 欧元借款，借款可以用产品订购费相抵消。

The parties agree that Party B would reimburse Party A of the total amount of 180,000€ deducted of material cost in the only case that Party A purchase 100% of Party B company's shares within 18 months from the date of signing this cooperation agreement. If Party A fails to acquire Party B, The parties agree that Party B would reimburse the 60,000€ loan in case of mass production of the new audio card product after Party A has ordered 1,000,000 card to Party B. Party B should return the loan amount via card fee on future orders.

第二条 双方的合作性质/Nature of the relationship between the parties

乙方提供的所有服务都是以独立的契约人形式出现，甲方不得使用此项协议中的任何条款作为建立代理商，招聘员工或者建立其他合作关系的理由。并且，此项协议不能构成乙方向甲方转让人员或者相关的权力和利益的依据。

All services provided by Party B will be rendered in its capacity as an independent contractor.

None of the terms set forth in this Agreement will be interpreted to create any agency, employment or any other relationship between the parties. In particular, this Agreement shall not constitute an agreement to assign to Party A any employees, technologies, know-how, IP, Licenses of Party B or any related claim, right or benefit.

第三条 知识产权的所有权/Title to Intellectual Property

为了避免引起争议，所有在此项协议中使用的材料以及技术专长始终归属于提供这些材料或者技术专长的一方，乙方所提供的技术专长的所有权始终归乙方所有，乙方仍可以在其他地方使用该项技术专长。

For the avoidance of doubt, all Background Information and know-how used in connection with the agreement shall remain the property of the party introducing the Background Information. It is agreed that Party B's know-how relating to the Services shall remain the exclusive property of the Party B and that Party B may use this know-how for other Clients.

新版声卡的知识产权由甲方和乙方共享。

If any patent arises during the term of this contract about this new audiocard product, Patent's cost and rights shall be shared equally between Party A and Party B.

第四条 合同期限/Term

该协议在合作开始日起生效并将持续12个月，日期如下：

_2014_年_5_月_1_日起至_2015_年_4_月_30_日止

This agreement shall be effective on the date of its cooperation and continue for an initial term of twelve (12) months following the date hereof:

该协议的签字日期：_____年___月___日

The date of contract: ______(month)______(day)______(year)

In any case Party A during the contract or after termination has rights to manufacture, sell, license the party B products technologies, know-how, IP; should the final product object of this agreement be sold, licensed during or after this contract for any other purposes than development and testing, parties would have to agree on a distribution partner agreement to authorize distribution of the new audiocard product as already mentioned in the article below "Distribution agreement".

然而在有效期内，如果有任意一方违反了合同义务，另一方可随时终止此项协议。

This agreement may however be terminated as of right at any time by either Party should the other Party be in breach of its contractual obligations.

在本协议终止期，乙方有权收回所有在合同期间提供给甲方所使用的器材。

On the date this agreement is terminated, Party B shall take back all tools that has not charged back to Party A, and that such Party B may have made available to Party A.

此外，当协议期满时，如甲方还有欠款未付清，不收协议期满的影响，乙方可依照该协议根据未付发票要求甲方立即支付。

Furthermore, the termination of the agreement shall operate as an event of default，such that any outstanding amounts owed by Party A pursuant to the terms of this agreement by virtue of unpaid invoices shall become immediately due and payable.

第五条 付款条件/Payment

协议中规定的一切费用均以欧元计价，并且支付款项完全以银行转账的方式实现。

Payment shall be made in Euros (€) to Party A. Terms are 100% by bank transfer the day of the order.

所有的付款都应是不可撤销的，并且首付款是不能退还的。

All orders are irrevocable. Down payments are not refundable.

甲方可将款项汇入乙方的开户银行：

HSBC FR Agence Centrale

International Bank Account Number: FR76 3005 6001 4801 4800 0983 685

Bank Identification Code: CCFRFRPP

UINT Parc des algorithms-batiment Aristote，route de l'orme des merisiers 91190, Saint Aubin, France

Bank transfers must be made in the benefit of Party B at the following bank:

HSBC FR Agence Centrale

International Bank Account Number: FR76 3005 6001 4801 4800 0983 685

Bank Identification Code: CCFRFRPP

UINT Parc des algorithms-batiment Aristote，route de l'orme des merisiers 91190, Saint Aubin, France

支付方式/Payment terms and conditions:

1）在合同签订后，甲方将支付乙方合同款项的10%。

After the signature of this contract, the Party A commits to pay the 10% of the order of 180,000 (One Hundred Eighty Thousands) euro/€.

2） 从合同签订之日起三个月内，甲方将支付乙方合同款项的20%。
Within 3 months from the date of signing of cooperation agreement, the Party A commits to pay the 20% of the order of 180,000 (One Hundred Eighty Thousands) euro/€.

3） 在新版声卡银联送检之后，甲方将支付乙方合同款项的40%。
The Party A commits to pay the 40% of the order of 180,000 (One Hundred Eighty Thousands) euro/€, after Party B's first batch of the new audiocard product has been delivered to China Union Pay for Certification

4） 当新版声卡银联资质通过并且可以量产之后，甲方将支付乙方合同款项的30%。
The Party A commits to pay the 30% of the order of 180,000 (One Hundred Eighty Thousands) euro/€, after the new audiocard product is certified by China Union Pay and Party B can produce in industrial volume.

第六条 代理/Distribution agreement

以下条款为双方代理合同的主要框架，双方将会在这些条款的基础上在2014年9月30日之前再签订一份详细的代理合同
Following this first agreement a new distribution agreement will be signed no later than September 30th 2014 where the below conditions are already agreed by parties.

1） 甲方将作为乙方在中国地区的新一代声卡唯一代理
The Party A is the exclusive distributor of new audiocard product in the Chinese territory.
2） 代理期为五年，平均每年乙方须向甲方订购1百万张声卡。
The terms of exclusive distribution is five years, and Party A conducts the annual target of 1 Million new audiocard products with a minimum of 500K cards payable at signature date and by then each anniversary date. In case of Party A not reaching its annual quota of 1 million cards the difference between the minimum and the annual quota to have been ordered no later than the agreement anniversary date to keep the exclusivity.
3) 乙方允许甲方在美国销售新一代声卡
The Party B authorizes the Party A to sell the new audiocard product in USA.
4）除了中国和美国地区销售之外，甲方拥有每张音频卡0.1欧元的出售利润。当甲方全部收购乙方之后，乙方将会停止给予甲方这块利润。
The Party B would pay a royalty to Party A 0.1€ (Ten cents of euro)/per new audiocard product delivered except on the territories of China and USA. In the eventual case that Party A purchase 100% of Party B company's shares the payment of this royalty will stop.

第六条 税收/Taxes
凡与本协议有关或在执行本协议时，根据有效的税法由中华人民共和国政府向甲方征收的一切税应由甲方支付（进出口税，消费税，增值税等等），对于甲方和相关税务机构以及政府缴纳税款时产生的罚金或利息，乙方也不予负责。
Party A shall pay, indemnify and hold Party A harmless from any sales, use, excise, import or export, value added or similar tax, not based on Party A's net income (collectively, the "Taxes") and any penalties or interest associated with any of the Taxes imposed by any governmental authority with respect to any payments to be made by Party A to Party B or received by Party B under this Agreement.

凡与本协议有关或在执行本协议时由法律要求甲方在给乙方的付款中扣除预扣税款时，由甲方代表乙方向有关税务机构缴纳，并在之后向乙方提供有关税务机构出具的税收收据。
If any applicable law requires Party A to withhold amounts from any payments to Party B under this Agreement, Party A shall effect such withholding, remit such amounts to the appropriate taxing authorities and promptly furnish Party B with tax receipts evidencing the payments of such amounts

凡与本协议有关或在执行本协议时，所有样品的运费，关税以及保险由甲方负责。
Prices established by Party B are Ex-Works, Paris, France (Incoterms 2011) and all freight, duties and insurance costs shall be for Party A's account.

第七条 责任限制/Limitation of Liability
乙方承诺尽其最大努力，提供甲方所需服务。然而，在乙方无法充分调配人和物的资源下，乙方有权调整甲方指定的规划，乙方将会以书面形式将其资源不充分性在计划实施的5个工作日之前告知甲方。在发出通知后，乙方将会竭尽全力调整资源，确保计划按照原来的工作方式进行，并达到甲方所提出的质量标准。
Party B undertakes to use its best efforts to render the services as required by Party A. However, in the event that it does not have sufficient availability, the Party B shall have the right to not comply with the Planning provided by Party A. Party B shall notify Party A

in writing of its unavailability with no less than five (5) business days prior notice. Promptly after delivery of such notice, Party B will use its best efforts to ensure that the services required by Party A pursuant to any Planning are performed or fulfilled with the same quality and in the same manner of performance as such services were provided prior to delivery of such notice.

在乙方已经尽其最大努力进行技术支持，并且不以其他方式故意降低产品质量或者改变服务的方式的情况下，由于其他外因而使得甲方没有达到预期的测试结果，乙方不予负责

Party B shall not be liable should party A not achieve the result of development hereto so long as Party B uses its best efforts to achieve such results or does not otherwise intentionally reduce the quality and manner of the services to be performed.

在任何情况下，乙方都无需对在技术服务过程中产生的特殊的，或惩罚性的损害进行赔偿。

In no event shall Party B be liable for any special, or punitive damages of any kind arising out of or in connection with any act or omission of Party B relating to the supply of the Services.

凡与本协议有关或在执行本协议时，乙方的责任，无论是在合同内产生的还是其他与甲方服务有关联的地方，都不会超过甲方所支付的款项。

The Liability of Party B, whether arising in contract or otherwise, in connection with any of the services, shall in no event exceed the price paid Party A for the Service concerned.

第八条保密责任/Confidentiality

任何一方对另一方或者另一方代理或者另一方合法代表人在本协议中所提供的信息，无论是以书面，口头或者其他方式提供，都应当予以保密。除非有关法律要求，否则在未征得对方书面同意以前，任何一方不得将本协议泄露给任何第三方。

Any information provided by or on behalf of either party to this Agreement to the other party or any agent associated with the other party or legally appointed representatives of the other party, whether provided in writing, orally or otherwise, shall be kept confidential, save as may be prohibited or required to be disclosed by law or is required to be disclosed for purposes contemplated by this Agreement and shall be used by the receiving party solely for purposes contemplated by this Agreement.

保密期限为本协议生效日起3年，但以下情况例外：

It is expressly agreed by the Parties that this article shall remain in force during 3 years as from the expiry of this agreement for any reason whatsoever. The obligation of confidentiality shall not apply to those information:

-双方已经知道的机密信息，并且双方可以通过文件证明这些机密信息是属于自己的或者是第三方转让的

-which were already known by the Parties, and said Parties can prove that they obtained these confidential information by themselves or from a third party prior to the signature of the Agreement.

-现在或之后公众能通过普遍取到获得的机密信息，而并不是通过接受方的过错或泄密。

-which now or subsequently become generally available to the public through no fault or breach on the part of recipient and/or of any of its employees and/or permanent or casual participant whatsoever.

-第九条 不可抗力/Force Majeure

凡因一场天气，传染病，罢工，地震，火灾，龙卷风，水灾，洪水以及其他不能预见的、其发生和后果不能防止或避免的不可抗力致使任何一方不能履行本合同时，任何一方都无须对由此造成的损失，损害和执行期的延长进行负责。

-No party shall be responsible for loss or damage or for failure of delay in performance hereunder by reason of force majeure conditions, including without limitation, lock-out, exceptional weather conditions, epidemic, stoppage affecting transportation services and supplying for any reason whatsoever, earthquake, fire, storm, flood, water damage and any other cause beyond the reasonable control of the Parties preventing the Parties from performing their obligations under this Agreement.

-责任方应尽快将发生不可抗力事故的情况以电传或电报挂号通知对方，并于事故发生后以航挂号信将有关当局出具的证明递交给另一方确认。双方应尽快协商解决继续执行协议所面临的问题。

-The Party whose performance is so affected shall promptly give notice to the other Party of the occurrence of a Force Majeure event by telecopy or any other means with immediate and subsequent written confirmation of such by registered letter with acknowledgement of receipt requested, in this case, the Parties shall meet together with a view to examining the situation and striving to find a solution acceptable likely to allow the performance under this agreement.

第十条 适用法律/Applicable Law

本协议受法国法律约束。

This Agreement shall be governed by French law.

凡由本协议引起的或与解释或执行本协议有关的任何争议，双方应首先通过友好协商来解决。若协商不成，则任何一方将争议提交法国埃芙尔法院受理

Any dispute between the Parties in relation to the execution or interpretation of this agreement shall be submitted to EVRY Courts.

第十一条 其他条款/Other terms

本协议用英文和中文两种文字写成，一式两份，甲、乙双方各执一份，合同中如果中英文存在差异，以英语版本为准。
The contract is made out in English and Chinese languages in duplicate，each Party shall hold one copy of each text。Should there be any inconsistency between Chinese and English version，the English version shall prevail.

本协议有双方授权代表签署，各方保证均有合法的权力产生并签订具有法律约束力的协议。
In witness thereof，the Parties hereto have caused this Agreement to be executed by their duly authorized officers.

甲方：深圳前海卓智长天科技有限公司	乙方：法国UINT公司
Party A：Shenzhen Qianhai Exce-card Technology Co.,Ltd	Party B：UINT France
总裁： President：	总裁： Philippe BLOT President：Philippe BLOT
日期： Date：2014. 8. 7	日期： Date：2014-08-07

付汇专用章(9)
2014.09.01
已付汇：EUR 18000.
余额：EUR 162000.

《合作协议书》补充协议书

甲方
Party of the First Part

公司名称：深圳前海卓智长天科技有限公司
Company Name: Shenzhen Qianhai Exce-card Technology Co.,Ltd

公司地址：深圳市福田区益田路 4068 号卓越时代广场 3901-3902
Company Address: Units 3901-3902, Excellence Times Square Building, Yitian Road, Futian District, Shenzhen

以下简称"甲方"
Hereinafter referred to as "Party A"

乙方
Party of the Second Part

公司名称：法国 UINT 公司
Company Name：UINT France

公司地址：Parc des algorithms-batiment Aristote，route de l'orme des merisiers 91190, Saint Aubin 法国
Company Address: Parc des algorithms-batiment Aristote，route de l'orme des *merisiers 91190, Saint Aubin, France*

以下简称"乙方"
Hereinafter referred to as "Party B"

本协议中的所有术语，除非另有说明，否则其定义与双方于 2014 年 8 月 7 日签订协议《合作协议书》（以下简称"原协议"）中的定义相同。

All the terms used in this contract, unless otherwise specified, remain the same definition with the contract signed 07/08/2014, hereinafter "original contract".

鉴于：

原协议的合同期限即将到期以及原协议代理权存在不明确内容，为保障双方权益，甲乙双方本着互利互惠的原则，经友好协商，依据实际情况，在原协议基础上补充部分条款内容，特订立以下补充协议。
Now the two parties have reached the agreement as follows at the basis of the "original contract":

一、协议内容补充部分为：

1、原协议中约定合同期限为2014 年 5 月 1 日起至 2015 年 4 月 30 日止，经双方协商，将合作期限延长至2016 年 4 月 30 日，原协议所有条款继续执行并生效。

The original contract will be expired at 2015.4.30, the two parties agree that the original contract will be postponed until the 2016.4.30, all terms continue to take effect.

双方将会在在2015年12月30日之前再签订一份详细的代理合同，并且代理合同受香港法律约束。

Following this first agreement a new distribution agreement will be signed no later than Dec. 30th 2015 where the below conditions are already agreed by parties, And the Agreement shall be governed by Hongkong law.

2、原协议中约定的以下条款，不因本合同有效期是否有效而终止。本合同的有效期到期后，双方的以下内容约定将继续有效，双方必须履行。

The terms below in the original contract will not be ended by the close of this contract.

1）新版声卡的知识产权由甲方和乙方共享。

If any patent arises during the term of this contract about this new audio card product, Patent's cost and rights shall be shared equally between Party A and Party B.

2）甲方将作为乙方在中国地区的新一代声卡唯一代理

The Party A is the exclusive distributor of new audio card product in the Chinese territory.

3）代理期为五年，平均每年甲方须向乙方订购1百万张声卡。

The terms of exclusive distribution is five years, and Party A conducts the annual target of 1 Million new audio card products with a minimum of 500K cards payable at signature date and by then each anniversary date. In case of Party A not reaching its annual quota of 1 million cards the difference between the minimum and the annual quota to have been ordered no later than the agreement anniversary date to keep the exclusivity.

4）乙方允许甲方在美国销售新一代声卡

The Party B authorizes the Party A to sell the new audio card product in USA.

PB

5）除了中国和美国地区销售之外，甲方拥有每张音频卡0.1欧元的出售利润。当甲方全部收购乙方之后，乙方将会停止给予甲方这块利润。

The Party B would pay a royalty to Party A 0.1€ (Ten cents of euro)/per new audiocard product delivered except on the territories of China and USA. In the eventual case that Party A purchase 100% of Party B company's shares the payment of this royalty will stop.

3. 现本协议明确双方约定的代理期限为声卡产品正式进入市场、中国国内商业银行正式发卡后为代理期限的起始时间。

The beginning of the exclusive distribution is the date that the new audio card officially deployed by the commercial banks in China.

二、本协议生效后，即成为原协议不可分割的组成部分，与原协议具有同等的法律效力。

Once this contract is signed, it became a part of original contract, and it has the same force of law compared with the original contract.

除本协议中明确所作修改的条款之外，原协议的其余部分应完全继续有效。

Except for the terms those are clearly modified in this contract, the rest of the terms in the original contract remain effective.

本协议与原协议有相互冲突时，以本协议为准。

三、本协议受香港法律约束。

This Agreement shall be governed by Hongkong law.

凡由本协议引起的或与解释或执行本协议有关的任何争议，双方应首先通过友好协商来解决。若协商不成，任何一方可提交香港法院受理，适用法律为香港法律。

Any dispute between the Parties in relation to the execution or interpretation of this agreement shall be submitted to Hongkong Courts.

四、本协议用英文和中文两种文字写成，一式肆份。甲、乙双方各执贰份，合同中如果中英文存在差异，以英语版本为准。

The contract is made out in English and Chinese languages in duplicate, each Party

shall hold two copy of each text, Should there be any inconsistency between Chinese and English version, the ENGLISH version shall prevail.

甲方：深圳前海卓智长天科技有限公司	乙方：法国 UINT 公司
Party A: Shenzhen Qianhai Exce-card Technology Co.,Ltd	Party B: UINT France
总裁：	总裁： Philippe BLOT
President:	President: Philippe BLOT
日期：	日期：
Date:	Date: March 27 2015